UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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UFP TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UFP TECHNOLOGIES, INC.
172 EAST MAIN STREET
GEORGETOWN, MASSACHUSETTS 01833-2107 USA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
of
UFP TECHNOLOGIES, INC.

To Be Held on June 6, 2007

The Annual Meeting of Stockholders of UFP Technologies, Inc. (the “Company”) will be held on June 6, 2007 at 10:00 a.m., local time, at the Sheraton Ferncroft, 50 Ferncroft Road, Danvers, Massachusetts 01923, for the following purposes:

1.                To elect two Class II directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected.

2.                To increase the number of shares of common stock issuable under the Company’s 2003 Equity Incentive Plan.

3.                To consider and act upon any matters incidental to the foregoing purposes and any other matters that may properly come before the Meeting or any adjourned session thereof.

The Board of Directors has fixed April 27, 2007 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

You are cordially invited to attend the Meeting.

By Order of the Board of Directors
RICHARD L. BAILLY,
Secretary

Boston, Massachusetts
May 7, 2007

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

UFP TECHNOLOGIES, INC.
172 EAST MAIN STREET
GEORGETOWN, MASSACHUSETTS 01833-2107 USA

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 6, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UFP Technologies, Inc., a Delaware Corporation (the “Company”) with its principal executive offices at 172 East Main Street, Georgetown, Massachusetts 01833, for use at the Annual Meeting of Stockholders to be held on June 6, 2007, and at any adjournment or adjournments thereof (the “Meeting”). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about May 7, 2007. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

Only stockholders of record at the close of business on April 27, 2007 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 5,264,282 shares of Common Stock, $.01 par value (the “Common Stock”), of the Company. Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, in favor of the election of the nominees as directors. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Meeting, two Class II directors are to be elected to serve until the 2010 Annual Meeting of Stockholders and until their successors have been elected and qualified.

The Company’s Certificate of Incorporation, as amended, and Bylaws provide that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders, the directors elected to succeed those whose terms expire shall be identified as being the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders after this election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

The Company’s former Chairman, Mr. William H. Shaw, passed away on August 30, 2006. The Board of Directors subsequently decreased the size of the Board from nine members to eight by eliminating the directorship Mr. Shaw previously held, which was a Class II directorship. Effective March 22, 2007, the Board of Directors elected Mr. David K. Stevenson to fill the Class III vacancy created by the resignation, on June 8, 2006, of Mr. Peter R. Worrell from the Board of Directors. Mr. Stevenson’s nomination was recommended by a Director. As a result of these changes, the Company now has three Class I directors, two Class II directors, and three Class III directors. The terms of the Class II directors, Kenneth L. Gestal and Thomas W. Oberdorf, expire at the Meeting. Messrs. Gestal and Oberdorf are being nominated for election at the Meeting as Class II directors, each to hold office until the 2010 Annual Meeting of Stockholders and until their successors have been elected and qualified.

It is the intention of the persons named as proxies to vote for the election of the nominees. In the unanticipated event that any such nominee should be unable to serve, the persons named as proxies will vote the proxy for such substitutes, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

The following table sets forth certain information with respect to the nominees and each of the directors whose term extends beyond this Meeting, including the year in which the nominees’ terms would expire, if elected. When used below, positions held with the Company include positions held with the Company’s predecessors and subsidiaries:

Name	Age	Position	Director Since	Year Term Expires If Elected/Class
R. Jeffrey Bailly	45	President, Chief Executive Officer and Chairman of the Board of Directors	1995	2009, Class I
Richard L. Bailly	72	Secretary and Director	1963	2008, Class III
Kenneth L. Gestal	58	Director	1996	2010, Class II
Michael J. Ross†	52	Director	1998	2008, Class III
David B. Gould*	53	Director	2003	2009, Class I
Thomas W. Oberdorf**,†	49	Director	2004	2010, Class II
Marc Kozin††	45	Director	2006	2009, Class I
David K. Stevenson*	64	Director	2007	2008, Class III

*                    Member of the Audit Committee

**             Chairman of the Audit Committee

†                      Member of the Compensation Committee

††                 Chairman of the Compensation Committee

Mr. R. Jeffrey Bailly has served as the President, Chief Executive Officer and a director of the Company since January 1, 1995. Mr. Bailly has also served as Chairman of the Board of Directors since October 6, 2006. He joined the Company in 1988 and served as a Division Manager from 1989 to 1992, General Manager Northeast Operations from 1992 to 1994 and as its Vice President of Operations from 1994 to 1995. From 1984 through 1988, Mr. Bailly, a certified public accountant, was employed by Coopers & Lybrand. Mr. Bailly is a member of Young Presidents Organization and an officer of its New England Chapter. Mr. Bailly is the son of Richard L. Bailly, a cofounder and a director of the Company.

Mr. Richard L. Bailly, a cofounder of the Company, has served as a director of the Company since its organization in 1963. Mr. Bailly served as the Executive Vice President of the Company from 1963 until his retirement on June 1, 1999. Mr. Bailly is the author of many of the Company’s patents, including patents covering the forming and lamination of foam plastics, packaging, conversion technology and moisture transmission.

Mr. Gestal has served as a director of the Company since 1996. Since August 2005, Mr. Gestal has served as Chief Operating Officer of Tricordia, LLC, an institutional marketing company. From 1998 through July 2005, Mr. Gestal served as the chief executive officer of Decision Capital, L.P., an alternative investment money management group. From November 1997 through December 1998, Mr. Gestal served as president of the Alternative Asset Management Group at Swiss Bank Corporation. Prior to that,

Mr. Gestal was chairman of Institutional Global Finance Corp., a money management firm from 1996 through October 1997. From 1991 to 1995, Mr. Gestal served Swiss Bank Corporation, a securities firm, first as president of SBCI Futures, then as president of SBC Government Securities Inc. and as a director of both firms. Prior to joining Swiss Bank Corporation, Mr. Gestal served as the president of Sanwa-BGK, a securities firm, and as chairman of its futures operations. Mr. Gestal is the brother-in-law of R. Jeffrey Bailly, the President, Chief Executive Officer and a director of the Company.

Mr. Ross has served as a director of the Company since 1998. Mr. Ross has served as a director of St. Andrews Energy, Ltd., an oil and gas reserves company, since March 2006. Since April 2005, Mr. Ross has also served as a director of both EDPP, Ltd., a commercial property investments company, and Northmont Ltd., a UK property investment company. From January 2003 until October 2004, Mr. Ross served as a director of Energy North Sea Ltd., a UK company that invests in oil and gas reserves. Since June 2001, Mr. Ross has served as chairman and a director of Dalriada Ltd., an investment and development company based in the UK. From October 2000 to June 2001, Mr. Ross served as chairman and as a director of ixpanse inc., a telecommunications infrastructure company. From 1996 to February 2003, Mr. Ross served as the chairman and as a director of Glassbox Inc., which advises organizations in the UK on corporate and public issues. Since 1992, Mr. Ross has been a partner of ADM Properties, a company that invests in and develops property in the UK. From 1992 to 1996, Mr. Ross was international executive director and a board member of The Body Shop International, PLC, a worldwide cosmetics manufacturer and retailer of consumer products.

Mr. Gould has served as a director of the Company since 2003. Mr. Gould has been president of Westfield Inc., an industrial real estate development company since June, 1999. Prior to that Mr. Gould was president and chief executive officer of Wood Structures, Inc., a manufacturer of structural building components for the construction industry from May 1991 through June 1999. Mr. Gould is an active member on numerous businesses’ boards of advisors and directors as well as a member of several community organizations.

Mr. Kozin has served as a director of the Company since 2006. Mr. Kozin has been President of the North American practice of L.E.K. Consulting since January 1997; he has served L.E.K. Consulting in various capacities since July 1987. Mr. Kozin has been on the Board of Directors of CrunchTime! Information Systems, Inc., an information systems company serving the restaurant and food service industry, since December 2002. Mr. Kozin has served on the Board of Governors of New England Medical Center since February 2000. Mr. Kozin previously served on the Board of Directors of Lynx Therapeutic, Inc. from July 2002 through March 2005 and Assurance Medical, Inc. from October 1999 through July 2001.

Mr. Oberdorf has served as a director of the Company since 2004. Since June 2006, Mr. Oberdorf has been Senior Vice President and Chief Financial Officer of Getty Images, Inc., a creator and distributor of creative imagery. From March 2002 to June 2006, Mr. Oberdorf was Senior Vice President, Chief Financial Officer and Treasurer of CMGI, Inc., a supply chain management, marketing distribution and e-commerce solutions company, where he served as a consultant from November 2001 through February 2002. From February, 1999 through October 2001, Mr. Oberdorf was Senior Vice President and Chief Financial Officer of Bertelsmann AG’s subsidiary, BeMusic Direct, a direct-to-consumer music sales company. From January 1981 through January 1999, Mr. Oberdorf served in various capacities at Readers Digest Association, Inc., most recently as Vice President Global Books & Home Entertainment-Finance.

Mr. Stevenson has served as a director of the Company since March 2007. Mr. Stevenson served as a director of Chirex, Inc., a Nasdaq-listed biotechnology company, from April 2000 until its acquisition by Rhodia SA in September 2000. Mr. Stevenson has also served as a trustee of Beth Israel Deaconess Hospital—Needham, an affiliate of Beth Israel Deaconess Medical Center, since September 1999. He has served as a director of Information Mapping, Inc., a privately held company in the knowledge and content management business, since July 2000. Mr. Stevenson has also served as a director of Elderhostel, Inc., a leading provider of lifelong educational programs to people over 55, since May 2001. He currently chairs the Audit Committee of Elderhostel, Inc. He has served as a director of various U.S. insurance subsidiaries of Sun Life Financial, Inc. (NYSE: SLF) since February 2002. He currently chairs the Audit and Nominating Committees of Sun Life Insurance and Annuity Company. Mr. Stevenson, a certified public accountant, was previously employed with Arthur Andersen, LLP for thirty-three years.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors of the Company held four meetings during 2006. Each director attended at least 75% of the aggregate number of all meetings of the Board of Directors and its committees during such fiscal year. All of the Company’s directors are encouraged to attend the Company’s annual meeting of stockholders. Eight of the Company’s directors were in attendance at the Company’s 2006 annual meeting.

Committees

The Board of Directors does not have a nominating committee. Director nominees are selected by a majority of the independent directors, as defined by the listing standards of the Nasdaq Stock Market. The Company’s current independent directors are Messrs. Stevenson, Ross, Gould, Kozin and Oberdorf. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because all its independent directors lead the nomination process and the establishment of a nominating committee would be redundant. The Board of Directors does not have a charter for nomination of directors.

The independent members of the Company’s Board of Directors may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the independent members of the Company’s Board of Directors may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2008 Annual Meeting of Stockholders, it must follow the procedures described in “Stockholder Proposals and Recommendations For Director.”

Compensation Committee

The Board of Directors has a Compensation Committee, which met on three occasions in 2006, and is currently composed of Messrs. Kozin, Ross and Oberdorf. Messrs. Ross and Oberdorf served on our Compensation Committee through all of 2006. Mr. William C. Curry served on the Compensation Committee until his resignation from the Company’s Board of Directors in June 2006. Mr. Kozin replaced Mr. Curry on the Compensation Committee in June 2006.

The Compensation Committee operates pursuant to a written charter (the “Compensation Committee Charter”) that was adopted by the Board of Directors and that complies with currently applicable Nasdaq rules. The Compensation Committee Charter is attached to this Proxy Statement as Appendix A and is incorporated by reference herein. Under the provisions of the Compensation Committee Charter, the primary functions of the Compensation Committee include determining salaries for the Company’s named executive officers, individuals to whom stock options and other equity awards are granted, and the terms upon which such grants and awards are made, incentive plans, benefits and overall compensation.

Compensation Committee Interlocks and Insider Participation

Decisions regarding executive compensation are made by the Compensation Committee of the Board of Directors. None of the current or 2006 members of the Compensation Committee was ever an officer or employee of the Company or any of its subsidiaries and no executive officer of the Company serves on the board of directors of any company at which any of the Compensation Committee members is employed.

Audit Committee

The Board of Directors has an Audit Committee, which met four times in 2006, and is currently composed of Messrs. Stevenson, Gould and Oberdorf. Messrs. Gould and Oberdorf served on our Audit Committee through all of 2006. Mr. William C. Curry served on the Audit Committee until his resignation from the Company’s Board of Directors in June 2006. Mr. Kozin replaced Mr. Curry on the Audit Committee and served on the Audit Committee from June 2006 through March 2007, when he stepped down from the Audit Committee and was replaced by Mr. Stevenson.

The Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”) that was adopted by the Board of Directors and that complies with currently applicable SEC and Nasdaq rules. On March 22, 2007, the Board of Directors approved amendments to the Company’s Audit Committee Charter to reflect updates to its corporate governance and related policies. The Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix B and is incorporated by reference herein. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) the Company’s financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of the Company’s registered public accounting firm. The Audit Committee is also responsible for the maintenance of “whistle-blowing” procedures, and the oversight of certain other compliance matters. See “Report of the Audit Committee” below.

The Board of Directors has determined that the current members of the Audit Committee are independent directors, as defined by the Audit Committee Charter, applicable SEC rules and the current listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Oberdorf qualifies as an “audit committee financial expert,” as defined by applicable SEC rules, and satisfies the financial sophistication standards of the Nasdaq Stock Market.

Audit Fees.   The Company incurred an aggregate of $141,000 and $15,000 in fees for audit services from Carlin, Charron and Rosen, LLP and PricewaterhouseCoopers LLP, respectively, for the year ended December 31, 2006. The Company incurred $115,000 and $34,125 in fees and expenses for audit services from Carlin, Charron and Rosen, LLP and PricewaterhouseCoopers LLP, respectively, for the fiscal year ended December 31, 2005. Audit fees include fees and expenses for professional services rendered in connection with the audit of the Company’s financial statements for those years, reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during those years and fees for services related to registration statements, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees.   The Company did not incur any audit-related fees in the fiscal years ended December 31, 2006 and December 31, 2005 from Carlin, Charron and Rosen, LLP or PricewaterhouseCoopers LLP.

Tax Fees.   The Company did not incur any tax fees for the fiscal years ended December 31, 2006 and December 31, 2005 from Carlin Charron & Rosen, LLP or PricewaterhouseCoopers LLP.

All Other Fees.   The Company incurred no other fees for the fiscal years ended December 31, 2006 and December 31, 2005 from Carlin Charron & Rosen, LLP or PricewaterhouseCoopers LLP.

The Audit Committee has considered whether the provision of non-audit services by the Company’s independent auditor is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

Audit Committee Policy on Pre-Approval of Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.

Report of the Audit Committee

The Company’s Audit Committee is currently comprised of Messrs. Oberdorf, Gould and Stevenson. The report below appears above the names of Messrs. Oberdorf, Gould and Kozin because they were the members of the Company’s Audit Committee at the time the actions described below took place. See “Audit Committee” above for more information about the composition of the Company’s Audit Committee during 2006.

The Audit Committee has:

•       Reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2006;

•       Discussed with Carlin Charron & Rosen, LLP, the Company’s independent auditor, the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

•       Received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditor the auditor’s independence; and

•       Based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:

Thomas W. Oberdorf, Chair
Marc Kozin
David B. Gould

Independent Auditors

As previously disclosed on a Form 8-K filed by the Company on July 8, 2005, and in the Company’s annual reports on Form 10-K for the years ended December 31, 2005 and 2006, filed by the Company on March 24, 2006 and March 27, 2007, respectively, the Audit Committee of the Board of Directors of the Company, effective on July 5, 2005, dismissed PricewaterhouseCoopers, L.L.P. (“PwC”) as the Company’s independent registered public accounting firm. The reports issued by PwC on the Company’s financial statements as of December 31, 2003 and December 31, 2004, and for the years ended December 31, 2003 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2003 and December 31, 2004, and through July 5, 2005: (i) there were no disagreements with PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their report of the Company’s financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Effective as of July 5, 2005 the Company engaged Carlin, Charron & Rosen LLP (“CCR”) to serve as the Company’s independent public accountants for the fiscal year ended December 31, 2005. The Audit Committee of the Company approved the engagement of CCR. During the years ended December 31, 2003 and December 31, 2004, and through July 5, 2005, the Company did not consult with CCR with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters, including disagreements or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Carlin, Charron & Rosen, LLP has continuously served as the Company’s independent public accountants since its engagement, discussed above, on July 5, 2005. The Audit Committee has appointed Carlin, Charron & Rosen, LLP, independent accountants, to be the Company’s independent registered public accounting firm and to audit the consolidated financial statements of the Company for the year ending December 31, 2007. The Company is advised that no member of Carlin, Charron & Rosen, LLP has any direct financial interest or material indirect financial interest in the Company since the date of its engagement, July 5, 2005, or has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee since such date.

A representative of Carlin, Charron & Rosen, LLP is expected to be present at the Meeting and will be given the opportunity to make a statement if so desired. The representative will be available to respond to appropriate questions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 27, 2007, with respect to the beneficial ownership of the Company’s Common Stock by each director, each nominee for director, each named executive officer in the Summary Compensation Table under “Executive Compensation” below, all executive officers and directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company’s Common Stock. This information is based upon information received from or on behalf of the named individuals. Unless otherwise indicated, (i) each person identified possesses sole voting and investment power with respect to the shares listed and (ii) the address for each person named below is:  c/o UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833.

Name	Shares of Common Stock Beneficially Owned	Percentage of Class
R. Jeffrey Bailly(1)	988,788	17.2%
Richard L. Bailly(1)(2)	241,371	4.6%
Kenneth L. Gestal(1)	128,964	2.4%
Mitchell C. Rock(1)	127,073	2.4%
Ronald J. Lataille(1)	126,526	2.4%
Michael J. Ross(1)	103,646	1.9%
Richard LeSavoy(1)	87,459	1.7%
Daniel J. Shaw, Jr.(1)	56,479	1.1%
David B. Gould(1)(3)	57,311	1.1%
Thomas W. Oberdorf(1)	31,857	*
Marc Kozin	7,061	*
David K. Stevenson(4)	1,000	*
Ellen Shaw(1)(5)	297,055	5.6%
All executive officers and directors as a group (12 persons) (1)(2)(3)(4)(5)(6)	1,957,535	31.7%

*                    Less than one percent

(1)          Includes shares issuable pursuant to stock options currently exercisable or exercisable within the next 60 days, as follows: 495,000 for R. Jeffrey Bailly, 24,000 for Richard L. Bailly, 88,764 for Kenneth Gestal, 19,000 for Mitchell Caplan Rock, 46,500 for Ronald J. Lataille, 103,646 for Michael J. Ross, 24,500 for Richard LeSavoy, 29,750 for Daniel J. Shaw, Jr., 43,311 for David Gould, 31,857 for Thomas Oberdorf, 7,061 for Marc Kozin, and 43,000 for Ellen Shaw, as Personal Representative of the estate of William H. Shaw, the Company’s former Chairman, who passed away on August 30, 2006.

(2)          Includes 924 shares owned by Mr. Richard L. Bailly’s spouse, as to which Mr. Richard L. Bailly disclaims beneficial ownership. Excludes 988,788 shares attributable to R. Jeffrey Bailly, Mr. Richard L. Bailly’s son, as to which Mr. Richard L. Bailly disclaims beneficial ownership.

(3)          Includes 14,000 shares owned by Mr. Gould’s spouse, as to which he disclaims beneficial ownership.

(4)          Includes 1,000 shares owned by Mr. Stevenson’s spouse, as to which Mr. Stevenson disclaims beneficial ownership.

(5)          Includes (i) 136,727 shares held by Ms. Shaw as Personal Representative of the estate of William H. Shaw, and (ii) 117,328 shares owned by a trust for the benefit of the late Mr. Shaw’s children, held by Ms. Shaw as Trustee.

(6)          Includes an aggregate of 913,389 shares that the executive officers and directors have the right to acquire within 60 days pursuant to the exercise of options.

CODE OF ETHICS

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. On March 22, 2007, the Board of Directors approved amendments to the Company’s Code of Ethics to reflect updates to its corporate governance and related policies. The Code of Ethics, as amended, is attached to this Proxy Statement as Appendix C and is incorporated by reference herein. If the Company makes any substantive amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the company’s principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a report on Form 8-K.

EXECUTIVE OFFICERS

The names of the Company’s executive officers and significant employees who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

Name	Age	Title
Mitchell C. Rock	40	Vice President of Sales and Marketing
Ronald J. Lataille	45	Vice President, Treasurer and Chief Financial Officer
Richard LeSavoy	50	Vice President of Manufacturing
Daniel J. Shaw, Jr.	46	Vice President of Product Development

Mr. Rock initially joined the Company in 1991 and served as Director of Sales and Marketing of the Company’s Moulded Fibre division. From May, 1999 through October, 2000 Mr. Rock served as Vice President Sales and Business Development of Esprocket, an internet start-up company. Mr. Rock rejoined the Company in April 2001 and served as Vice President Sales and Marketing of the Company’s Moulded Fibre subsidiary and more recently as Vice President of Sales and Marketing for the entire Company.

Mr. Lataille joined the Company in November 1997 as its Chief Financial Officer. Prior to joining the Company, Mr. Lataille served as Vice President, Treasurer and Chief Financial Officer of Little Switzerland, Inc. from 1991 through October 1997. He also served as interim President and Chief Executive Officer of Little Switzerland from October 1994 through October 1995. Mr. Lataille is a director and Board President of Seacoast United Soccer Club, a not for profit organization located in Hampton, NH.

Mr. LeSavoy initially joined the Company in 1983 and served as Materials Manager and then Operations Manager through 1987. From 1988 through 1995 Mr. LeSavoy served as Purchasing Manager and then Manufacturing Manager for the USCI Division of C.R. Bard, Inc., a multi-national developer, manufacturer and marketer of healthcare products. Mr. LeSavoy rejoined the Company in 1995 as Director of Operations for the Northeast Region and more recently as Vice President of Manufacturing.

Mr. Shaw initially joined the Company in 1983 and served as a Corporate Industrial Engineer through September, 1992. From October 1992 through September, 1996 Mr. Shaw served as Manager of Product Development and from October 1996 through May, 2000 as Director of Product Development. From June, 2000 through May, 2002 Mr. Shaw served as a Divisional Vice President of the Specialty Components Division. Since May, 2002 Mr. Shaw has served as corporate Vice President of Product Development.

Executive officers are chosen by and serve at the discretion of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for the Company’s named executive officers identified in the Summary Compensation Table below. The Company’s compensation programs are determined by the Compensation Committee of the Board of Directors, which has the ongoing responsibility for establishing, implementing and monitoring the Company’s executive compensation programs. For 2006, the Compensation Committee engaged The Wilson Group, a Massachusetts-based compensation consulting firm, to perform a comprehensive comparative market study of the compensation programs offered to peer company chief executives and other executive officers. The Compensation Committee used this information in establishing 2006 base salaries, incentive bonuses and other stock-based incentives for its named executive officers. The chief executive officer also makes recommendations to the Compensation Committee about the compensation of the Company’s other named executive officers. The Compensation Committee considered the chief executive’s recommendations before making a final determination of the compensation programs for the named executive officers.

Compensation Philosophy.   UFP Technologies, Inc. operates in a highly competitive and dynamic industry. The key objectives of its executive compensation programs are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executives with the stockholders of the Company.

Components of Compensation.   The compensation of named executive officers consists of (1) base salary, (2) incentive bonus, (3) long-term incentives and (4) other benefits and perquisites. In addition, the Company has an employment agreement with its chief executive officer.

Base Salary.   Base salaries are determined based upon a variety of factors, including the executive’s scope of responsibilities, a market competitive assessment of similar roles at other companies, and a comparison of salaries paid to peers within the Company. Base salaries are set at levels that allow the Company to attract and retain leaders that will enable the Company to deliver on its business goals. Base salaries are reviewed annually and may be adjusted after considering the above factors.

Incentive Bonus.   In the past and for the Company’s fiscal year ended 2006, the Company’s named executive officers earned incentive bonuses. Bonuses are determined based on a combination of qualitative and quantitative, Company and individual measures, the details of which are established annually in the form of business objectives. The business objectives may vary for each executive based upon his or her responsibilities and may include financial and/or strategic measures. In 2006, the named executive officers’ bonuses were largely based upon the Company achieving certain EBIT targets, which were based upon the Company’s internal budgets, with the bonus amounts set to fluctuate up or down based on the extent to which the Company achieved, did not achieve, or exceeded the EBIT target. The bonus amounts for 2006 were also based in part on strategic objectives established for each named executive officer. The bonus amounts awarded for 2006 reflect the fact that the Company exceeded its EBIT target for 2006. At its discretion, the Compensation Committee may allow any executive officer to receive a portion of his or her awarded bonus in the form of Company Common Stock. In these situations, the Compensation Committee may also provide the named executive officer, at its discretion, an additional cash award in the form of a gross-up, in order to pay the income taxes associated with receiving the Company Common Stock. The goal in allowing the Company’s named executive officers to receive a portion of their bonus in stock is to further align their interest with those of the Company’s shareholders. The Compensation Committee retained sole discretion over all matters relating to the 2006 bonus payments, including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any financial and/or strategic measures, discretion over the payment of partial awards in the event of employment termination, and the decision whether to allow recipients to receive a portion—and if so, how much—of their bonuses in the form of Company Common Stock.

Long-term Incentives.   It is the philosophy of the Company to provide executives with incentives to receive equity in the Company and, thus, align their financial interests with those of the Company’s shareholders. Among the Company’s various equity-based plans, the Company maintains two equity-based plans, the Company’s 1993 Employee Stock Option Plan and the Company’s 2003 Equity Incentive Plan, which provide long-term rewards and incentives to the Company’s named executive officers, as well as other participants.

The 2003 Equity Incentive Plan permits the grant of restricted shares of Company Common Stock or “other stock awards,” as described in the 2003 Equity Incentive Plan. Beginning in 2006, the Company implemented a stock unit award program for the named executive officers under the 2003 Equity Incentive Plan. The stock unit awards represent a right to receive shares of the Company’s Common Stock in varying amounts based on a combination of time-based vesting requirements and the achievement of financial performance objectives for the Company. The amount of stock unit awards granted to the named executive officers vary based upon their levels of responsibility.

Named executive officers have stock options outstanding under the Company’s 1993 Employee Stock Option Plan. The stock options allow the named executive officers, as well as other key employees, the right to acquire shares of Company stock at a price equal to the fair market value of the Company’s stock on the date of grant. With the exception of the chief executive officer, whose stock options vested immediately upon grant, the stock options are subject to a vesting period. In 2006, no stock options were granted to named executive officers.

Other Benefits and Perquisites:

CEO Stock Awards—For the past several years, and again in 2006, the Company has granted to Mr. R. Jeffrey Bailly, its Chief Executive Officer, an award of Common Stock as a component of his overall compensation. The objective of this equity component is to greater align the chief executive officer’s interests with those of the Company’s shareholders. The Compensation Committee retains sole discretion over all matters relating to this award of Common Stock, including, without limitation, the decision to make such award and the amount of the award, if any. The stock is typically issued to the chief executive officer on the last day of the fiscal year, assuming the chief executive officer remains employed by the Company on that date. The chief executive officer is also typically granted an additional cash award to pay the income taxes associated with receiving the Company’s Common Stock (a “gross-up”). In 2006 the chief executive officer was granted 25,000 shares and the gross-up associated with this grant amounted to $101,000.

Deferred Compensation Plan—In 2006, the Company implemented the UFP Technologies Executive Nonqualified Excess Plan (“Deferred Comp Plan”). Under the Deferred Comp Plan, named executive officers and other key employees are eligible to defer up to 90% of base salary and 100% of bonus and/or commissions into the Plan. Investments of the deferrals are directed by the participants and returns on the deferrals are determined accordingly. Employer contributions into the Plan are discretionary and determined by the Compensation Committee. No employer contributions were made in 2006.

Supplemental Disability Insurance—Beginning in 2007, named executive officers will receive long-term disability insurance coverage to supplement the Company’s group long-term disability plan. The objective is to provide named executive officers with sufficient coverage to replace a significant portion of his or her wages in the event of disability. The premiums are paid for by the Company and will amount to approximately $14,000 for all named executive officers in 2007.

Post-Termination Agreements—Under the terms of Mr. R. Jeffrey Bailly’s employment agreement, described further below, if his employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason, the Company is required to pay Mr. Bailly a lump sum amount equal to three times his average annual compensation for the two years preceding. If Mr. Bailly’s employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason, or upon a change of control of the Company, then (i) all of Mr. Bailly’s shares and options granted pursuant to the employment agreement will vest in full and (ii) the Company will continue to pay Mr. Bailly’s health insurance.

The Company has adopted a policy that all named executive officers of the Company not otherwise a party to an employment agreement with the Company will receive a severance benefit should the employee’s employment with the Company be terminated by the Company other than for cause or in connection with a change in control of the Company, in the form of a base salary continuation for a period equal to the sum of (i) four months plus (ii) one month for each year of service with the Company up to a maximum of 18 months.

Profit Sharing/401(K) Plan—All employees, including named executive officers, who meet certain criteria are eligible to participate in the UFP Technologies, Inc. Profit Sharing Plan (“PSP”). Participants in the PSP can defer up to 20% of their gross compensation, subject to IRS limitations on a pre-tax basis. The Company matches employee deferrals at a discretionary rate, which was 50% of employee deferrals up to a maximum of 2% of an employee’s gross wages in 2006. In addition, the Company may make an additional discretionary profit sharing contribution which was 1.75% of gross wages in 2006. No employee deferrals are required to receive an allocated portion of the profit sharing contribution.

Perquisites—The Company provides welfare benefits to its named executive officers at no cost to the executives. The chief executive officer is also eligible for additional perquisites including club memberships, life insurance and Company paid tax preparation fees. These chief executive officer perquisites are offered principally to facilitate the chief executive officer’s role as a Company representative within the community, and to entertain customers.

Policy on Stock Option Timing and Pricing.

Employee Options—The Company’s Board of Directors adopted a policy whereby stock options are to only be granted by majority vote of members of the Compensation Committee at a regularly scheduled Committee meeting. If a regularly scheduled Committee meeting falls at a time when insiders are restricted from trading in Company securities, then the Committee will approve the granting of such stock options at a future grant date when insiders are no longer restricted from trading in Company securities. The Company’s policy is to permit trading of Company securities commencing 48 hours after the release of quarterly or annual earnings, assuming that, at such time, there is, in the opinion of the Directors, no material inside information pending. The Company has amended its 1993 Employee Stock Option Plan and its 2003 Equity Incentive Plan to establish fair market value as the closing price on the date of grant of any equity security, including stock options, granted pursuant to such plans. Previously, the Company used the closing price on the day preceding the grant date as the fair market value.

Director Options—Stock options issued to Directors pursuant to the 1998 Director Stock Option Incentive Plan are granted in three possible ways:  (1) automatic grants, (2) discretionary grants and (3) options in lieu of Director fees.

The Plan calls for the automatic grant of a non-qualified stock options to purchase 2,500 shares of the Company’s Common Stock, on July 1 of each year, to those individuals who at the time are serving as non-employee Directors. Pursuant to the plan additional non-qualified stock options may be granted to non-employee Directors at any time. The Company’s practice has been to grant discretionary stock options on July 1 of each year to coincide with the automatic grant. Each stock option has a term of ten years from the date of grant and becomes exercisable in full on the date of grant.

Each non-employee Director may elect to receive any or all of his or her annual director fees or fees for serving as a member of any committee of the Board of Directors in the form of non-qualified stock options. The election to receive these stock options in lieu of fees is made each year, prior to December 31, for the following year and is irrevocable. Options are granted on June 30 of the subsequent year. The number of stock options to be received under this election is determined by dividing the fees to which a director is otherwise entitled by the market value on the date of grant of each non-qualified stock option as determined by SFAS Statement 123(R).  Each stock option has a term of ten years from the date of grant and becomes exercisable in full on the date of grant.

The Company has amended its 1998 Director Stock Option Incentive Plan  to establish fair market value as the closing price on the date of grant of any equity security, including stock options, granted pursuant to such plan. Previously, the Company used the closing price on the day preceding the grant date as the fair market value.

Tax and Accounting Considerations

Deductibility of Executive Compensation—As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its named executive officers. In this regard, for 2006, no named executive officer received a base salary in excess of $1,000,000 and, therefore, the Company believes that all executive compensation is deductible for federal income tax purposes.

Accounting for Stock-based Compensation—Beginning on January 1, 2006, the Company began accounting for stock-based payments, including those issued pursuant to its 2003 Employee Stock Option Plan, 2003 Equity Incentive Plan and 1998 Director Stock Option Incentive Plan, in accordance with the requirements of SFAS Statement 123(R).

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the section of this Proxy Statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors:

Mark C. Kozin, Chair
Michael J. Ross
Thomas W. Oberdorf

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
R. Jeffrey Bailly	2006	275,000	156,516	295,400	—	254,586	$981,502
President,
Chief Executive Officer and Chairman
Ronald J. Lataille	2006	185,000	17,524	64,750	—	37,192	$304,466
Vice President,
Treasurer and
Chief Financial Officer
Richard LeSavoy	2006	190,000	17,524	66,500	37	39,635	$313,696
Vice President of
Manufacturing
Mitchell C. Rock	2006	175,000	17,524	70,000	424	40,592	$303,540
Vice President of
Sales and Marketing
Daniel J. Shaw, Jr.	2006	135,000	14,603	40,500	—	20,661	$210,764
Vice President of
Product Development

(1)          Represents restricted stock units of 75,000, 18,000, 18,000, 18,000 and 15,000 awarded to Messrs Bailly, Lataille, LeSavoy, Rock and Shaw, respectively. These stock unit awards were granted on June 8, 2006 and valued at $6.15 per share, the closing price of the Company’s stock on the date immediately preceding the date of grant. Amounts reflected in the table represent the portion of value of the stock unit awards that was amortized as compensation expense in 2006 in accordance with SFAS 123 (R). In the case of Mr. Bailly, this amount also includes 25,000 shares of the Company’s stock that was granted to him on April 26, 2006 and issued on January 3, 2007, which was valued at $3.34, the closing price of the Company’s common stock on the date immediately preceding the date of grant.

(2)          Represents bonuses that were earned in 2006 and paid in March, 2007. Consistent with past practice, the compensation committee permitted the named executive officers to receive up to 50% of their earned bonuses in the form of Company common stock, with the number of shares granted equal to the bonus amount divided by $4.64, the closing price of the Company’s common stock on February 26, 2007, the grant date. As a result, bonuses were paid in cash and stock as follows: $147,700 and 31,832 shares of stock for Mr. Bailly, $34,750 and 6,466 shares of stock for Mr. Lataille, $33,250 and 7,166 shares of stock for Mr. LeSavoy, $35,000 and 7,543 shares of stock for Mr. Rock and $30,375 and 2,182 shares of stock for Mr. Shaw.

(3)          Represents (i) for Mr. Bailly, Company reimbursement for club fees, tax preparation services and life insurance premiums; (ii) for each of the named executive officers, compensation by the Company for the taxes attributable to stock awards and shares issued in lieu of cash bonuses, including $207,504 and

$25,200 for Messrs. Bailly and Rock, respectively; and (iii) for each of the named executive officers, car allowances, 401(k) matching contributions and medical coverage provided by the Company.

Employment Contract

In April 2000 the Company entered into an employment agreement with R. Jeffrey Bailly, its President and Chief Executive Officer, which is terminable by either party at any time, except as provided below. The Agreement provides that Mr. Bailly will receive a minimum annual salary of $200,000 and consideration for discretionary bonuses. Mr. Bailly’s agreement prohibits him from competing with the Company during the term of his employment and for a period of eighteen months thereafter. Pursuant to the agreement, the Company agreed to issue Mr. Bailly 10,000 shares of its Common Stock on January 1, 2001, provided that Mr. Bailly remains employed with the Company. Further, pursuant to the agreement, the Company agreed to grant Mr. Bailly immediately exercisable nonqualified stock options to acquire 125,000 shares of Common Stock. The employment agreement provides Mr. Bailly with certain other benefits, including the opportunity to participate in the Company’s stock option plans, insurance plans and other employment benefits as may be generally available to senior executives of the Company.

Under the terms of the employment agreement, if Mr. Bailly’s employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason (a reduction in his base salary, removal from his position as president or chief executive officer, required relocation outside the greater Boston, Massachusetts area or a material reduction in his overall level of responsibility), the Company is required to pay Mr. Bailly a lump sum amount equal to three times his average annual compensation for the two years preceding, as limited by applicable golden parachute rules of the IRS. If Mr. Bailly’s employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason, or upon a change of control of the Company, then (i) all of Mr. Bailly’s shares and options granted pursuant to the employment agreement will vest in full and (ii) the Company will continue to pay Mr. Bailly’s health insurance.

Grants of Plan-Based Awards

	Grant	Estimated Future payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares	Grant Date Fair Value Of Stock
Name	Date	Threshold (#)(2)	Target (#)(3)(4)	Maximum (#)(3)(4)	of Stock or Units (#)	And Option Awards ($)(1)
R. Jeffrey Bailly(5)	6/8/2006	25,000	50,000	75,000	—	461,250
R. Jeffrey Bailly	4/26/2006	—	—	—	25,000	83,500
Ronald J. Lataille(5)	6/8/2006	6,000	12,000	18,000	—	110,700
Richard LeSavoy(5)	6/8/2006	6,000	12,000	18,000	—	110,700
Mitchell C. Rock(5)	6/8/2006	6,000	12,000	18,000	—	110,700
Daniel J. Shaw, Jr.(5)	6/8/2006	5,000	10,000	15,000	—	92,250

(1)           Amount shown does not reflect compensation actually received by the named executive officer nor does it necessarily reflect the actual value that will be recognized by the named executive officer. Instead, the amount shown is the stock based compensation expense of restricted stock granted to the named executive officer as determined pursuant to SFAS 123 (R). The assumptions used to calculate the value of restricted stock awards are set forth under Note 1(n)—Share-Based Compensation, to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(2)           The stock unit awards listed under the “Threshold” column above are subject to a time-based vesting requirement. One-third of these awards vest on July 1, 2007, one-third of these awards vest on July 1, 2008 and one-third of these awards vest on July 1, 2009, provided that the recipient remains continuously employed by the Company through each such vesting date.

(3)           The stock unit awards listed under the “Target” and “Maximum” columns above are subject to a different time-based vesting requirement and to the Company meeting certain financial performance objectives, described below. One-third of these awards vest on July 1, 2008, one-third of these awards vest on July 1, 2009 and one-third of these awards vest on July 1, 2010, provided that the recipient remains continuously employed by the Company through each such vesting date.

(4)           The stock unit awards listed under the “Target” and “Maximum” columns above are also subject to the Company achieving certain financial performance objectives. The performance objectives were based on the Company’s earnings before interest and taxes (“EBIT”) for calendar year 2006 relative to an EBIT target established by the Compensation Committee. If the Company achieved the EBIT target, which it did, then all of the stock unit awards listed in the “Target” column above became eligible to become vested, subject to the time-based vesting and continuous employment requirements described above. To the extent the Company achieved in excess of the EBIT target, stock unit awards listed in the “Maximum” column above (in addition to the stock unit awards listed in the “Target” column above) became eligible to become vested, subject to the time-based vesting and continuous employment requirements described above, based on a straight-line interpolation of the EBIT target established by the Compensation Committee in increments of 20% of such stock unit awards, up to the maximum amount listed in the “Maximum” column. In 2006, the Company achieved in excess of the EBIT target in an amount sufficient to result in the award to each of the named executive officers of the total potential awards indicated in the “Maximum” column above.

(5)           Reflects grants of stock unit awards to the named executive officers pursuant to the Company’s 2003 Equity Incentive Plan. Recipients of the stock unit awards will have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends, until and to the extent any applicable performance objectives have been satisfied, such stock unit awards have vested, and the issuance of the shares of common stock in respect of the stock unit awards has been appropriately evidenced. Based upon the Company’s financial results for the fiscal year ended 2006, the actual number of awards received by each of the named executive officers was equal to the total potential awards indicated in the “Maximum” column above.

Any unvested stock unit awards shall terminate upon the cessation of a recipient’s employment with the Company. In the event of a change in control of the Company (as defined in the stock unit award agreement evidencing the award) at any time, the stock unit awards listed in the “Threshold” column above, to the extent not already vested, shall become fully vested immediately prior to the effective date of such change in control. In the event of a change in control of the Company (as defined in the stock unit award agreement evidencing the award) on or after January 1, 2007, to the extent the EBIT target has been achieved or exceeded the applicable number of stock unit awards listed in the “Target” and “Maximum” columns above, to the extent not already vested, shall become fully vested immediately prior to the effective date of such change in control.

1993 Stock Option Plan.   Effective October 1993, the Company adopted the 1993 Stock Option Plan (the “1993 Plan”). The purpose of the 1993 Plan is to benefit the Company through the maintenance and development of its businesses by offering certain present and future key individuals a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company. As of April 27, 2007, there are 315,043 shares of Common Stock available for issuance under the 1993 Plan. The 1993 Plan may be administered by the Board of Directors of the Company or by a committee appointed by the Board of Directors. Employees of the Company (including officers and directors of the Company who are also employees), as well as certain consultants and advisors of the Company, are eligible to receive grants of options under the 1993 Plan. Under the 1993 Plan, the Company may grant both incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986 (“incentive stock options”) and other options which are not qualified as incentive stock options. Unless otherwise determined by the Board of Directors or the committee, all options granted under the 1993 Plan vest at the rate of 25% per year, with the first installment vesting at the end of one year from the date of grant.

2003 Equity Incentive Plan.   The Company’s 2003 Equity Incentive Plan is the subject of, and is discussed in detail under, Proposal No. 2. below.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)(1) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
R. Jeffrey Bailly	125,000	—	2.75	4/3/2010	75,000	421,500
	50,000	—	0.81	2/11/2012
	20,000	—	1.12	1/29/2013
	100,000	—	1.00	3/25/2013
	100,000	—	2.25	4/2/2014
	100,000	—	2.39	12/14/2015
Ronald J. Lataille	10,000	—	1.15	2/7/2008	18,000	101,160
	20,000	—	1.94	11/12/2008
	7,500	2,500	3.28	9/8/2009
	6,000	9,000	3.31	5/16/2012
Richard LeSavoy	5,000	—	1.15	2/7/2008	18,000	101,160
	7,500	2,500	3.28	9/8/2009
	8,000	12,000	3.31	5/16/2012
Mitchell C. Rock	10,000	—	1.15	2/7/2008	18,000	101,160
	6,000	9,000	3.31	5/16/2012
Daniel J. Shaw, Jr.	10,000	—	1.25	6/6/2007	15,000	84,300
	10,000	—	1.15	2/7/2008
	3,750	1,250	3.28	9/8/2009
	4,000	6,000	3.31	5/16/2012

(1)          Represents stock options granted pursuant to the Company’s 1993 Employee Stock Option Plan. Options granted to Mr. Bailly have a 10 year life and vest immediately. Options granted to Messrs. Lataille, LeSavoy, Rock and Shaw have lives ranging from five to seven years and vest over periods ranging from three to five years.

(2)          Exercise prices for all options granted to the named executive officers represents the closing price of the Company’s Common Stock on the business date immediately preceding the date of grant.

(3)          The market value of the stock unit awards that have not vested is calculated using the closing market price of the Company’s Common Stock at the end of the Company’s last completed fiscal year. Accordingly, this value was determined based on the closing market price of the Company’s Common Stock on Nasdaq as of December 29, 2006, the last trading day of 2006, which was $5.62.

Option Exercises and Stock Vested

	Option Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)
R. Jeffrey Bailly	—	—
Ronald J. Lataille(1)	1,875	7,763
Richard LeSavoy(2)	2,500	12,250
Mitchell C. Rock(3)	35,000	148,250
Daniel J. Shaw, Jr.(4)	1,250	5,175

(1)          Mr. Lataille exercised options covering 1,875 shares of stock on December 12, 2006. These options were granted on December 13, 2001 at an exercise price of $0.80 per share. The value realized upon exercise of these options was $4.14 per share, or $7,763 in the aggregate based upon the closing price of the Company’s common stock on the date of exercise.

(2)          Mr. LeSavoy exercised options covering 2,500 shares of stock on August 17, 2006. These options were granted on December 13, 2001 at an exercise price of $0.80 per share. The value realized upon exercise of these options was $4.90 per share, or $12,250 in the aggregate based upon the closing price of the Company’s common stock on the date of exercise.

(3)          Mr. Caplan exercised options covering 35,000 shares of stock on various dates during 2006. These options were granted on dates ranging from December 13, 2001 to June 6, 2002 at exercise prices ranging from $0.80 to $1.50 per share. The value realized upon exercise of these options was an average of $4.24 per share, or $148,250 in the aggregate based upon the closing price of the Company’s common stock on the dates of exercise.

(4)          Mr. Shaw exercised options covering 1,250 shares of stock on December 12, 2006. These options were granted on December 13, 2001 at an exercise price of $0.80 per share. The value realized upon exercise of these options was $4.14 per share, or $5,175 in the aggregate based upon the closing price of the Company’s common stock on the date of exercise.

Nonqualified Deferred Compensation

	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals or Distributions	Aggregate Balance last FYE
Name	($)	($)	($)	($)	($)
R. Jeffrey Bailly	—	—	—	—	—
Ronald J. Lataille	—	—	—	—	—
Richard LeSavoy	1,315	—	37	—	1,352
Mitchell C. Rock	15,144	—	424	—	15,568
Daniel J. Shaw, Jr.	—	—	—	—	—

Potential Payments upon Termination or Change of Control

Mr.  R. Jeffrey Bailly may be entitled to payment upon his termination or upon a change of control of the Company, as described above. If Mr. Bailly is terminated without cause or if he terminates his employment for good reason, then Mr. Bailly is entitled to a lump sum amount equal to three times his average annual compensation for the two years preceding, as limited by applicable IRS golden parachute regulations. Accordingly, assuming the triggering event occurred on December 31, 2006, Mr. Bailly would have been entitled to receive $1,444,338.

Severance Plans

In September 1993, the Company adopted a policy that all named executive officers of the Company not otherwise a party to an employment agreement with the Company will receive a severance benefit should the employee’s employment with the Company be terminated by the Company other than for cause in connection with a change in control of the Company, in the form of a base salary continuation for a period equal to the sum of (i) four months plus (ii) one month for each year of service with the Company up to a maximum of 18 months. Accordingly, assuming termination of such named executive officers on December 31, 2006, such officers would have been entitled to the following payments:

Name	Severance Payment ($)
Ronald J. Lataille	200,417
Richard LeSavoy	237,500
Mitchell C. Rock	131,250
Daniel J. Shaw, Jr.	202,500

Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Richard L. Bailly	12,000	7,984	19,984
Kenneth L. Gestal	6,000	14,833	20,833
David B. Gould	6,000	17,115	23,115
Marc Kozin	3,000	16,258	19,258
Thomas W. Oberdorf	6,500	22,250	28,750
Michael J. Ross	3,500	17,115	20,615
William H. Shaw	10,000	15,960	25,960
Peter R. Worrell	3,000	—	3,000
William C. Curry	11,000	—	11,000

(1)          Nonemployee directors of the Company are entitled to receive (i) an annual $6,000 fee, (ii) if applicable, an annual committee membership fee of $2,000 per year and an additional $500 annual fee if the nonemployee director served as a committee chair, (iii) a fee of $1,200 plus reimbursement of expenses for each meeting physically attended and (iv) a fee of $500 plus reimbursement of expenses for each half-day committee meeting attended.

(2)          On June 8, 2007, the Company granted non-qualified stock options to acquire Company Common Stock in the amounts of 2,927, 3,902, 2,561, 5,122 and 3,902 to Messrs. Gestal, Gould, Kozin, Oberdorf and Ross, respectively. Each option was issued at the discretion of the Director in lieu of cash compensation pursuant to the Company’s 1998 Director Stock Option Incentive Plan and has a ten-year life with an exercise price of $6.15, the closing price of the Company’s Common Stock on the business day immediately preceding. Each stock option had a value of $2.34 as determined by a binomial lattice model in compliance with SFAS 123 (R).  On July 3, 2007, the Company granted non-qualified stock options to acquire Company Common Stock in the amounts of 3,500, 3,500, 3,500, 4,500, 4,500, 3,500 and 7,000 to Messrs. Bailly, Gestal, Gould, Kozin, Oberdorf, Ross and Shaw, respectively. Each option was granted pursuant to an automatic grant provision within the 1998 Director Option Plan as well as an additional discretionary grant as permitted by the Plan, and has a ten-year life with an exercise price of $6.01, the closing price of the Company’s Common Stock on the business day immediately preceding. Each stock option has a value of $2.28 as determined by a binomial model in compliance with SFAS 123 (R).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table discloses the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2006. Each of these plans and their amendments have been approved by the Company’s stockholders, other than the proposed amendment to the 2003 Equity Incentive Plan to increase the number of shares issuable under that plan from 500,000 shares to 1,250,000 shares, which has been approved by the Company’s Board of Directors but remains subject to stockholder approval, and which is the subject of Proposal No. 2 of this Proxy Statement.

	Number of shares of UFPT common stock to be issued (1)	Weighted average exercise price of outstanding options	Number of shares of UFPT common stock remaining available for future issuance
1993 Employee Stock Option Plan	731,875	$2.18	315,043
1993 Director Plan	20,000	4.13	0
1998 Director Plan	404,184	2.71	168,652
Total Option Plans	1,156,059	$2.40	483,695
1998 Employee Stock Purchase Plan	0	0	101,672
2003 Equity Incentive Plan	144,000	0	164,834
Total All Stock Plans	1,300,059	0	750,201

(1)          Will be issued upon exercise of outstanding options or vesting of stock unit awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

United Development Company Limited.   The Company owns an approximate 26.3% limited partnership interest in United Development Company Limited, a real estate limited partnership (“United Development”), which owns and leases to the Company the Kissimmee, Florida and Decatur, Alabama properties. Richard L. Bailly, a director and stockholder of the Company, owns an approximately 21% general partnership interest in United Development. The late William H. Shaw, who, until he passed away on August 30, 2006, was also a director and stockholder of the Company, also owned an approximately 21% general partnership interest in United Development. Mr. Shaw’s estate now holds his interest in United Development, but as a limited partner.

Kissimmee, Florida Property.   Effective January 1, 2007, the term of the lease with United Development of the Company’s Kissimmee, Florida manufacturing facility was again extended until December 31, 2011. Monthly rent for the lease is $13,713, plus the payment of certain expenses and taxes. The Company believes that the terms of its lease are comparable to those available in the market for real estate in Kissimmee, Florida.

Decatur, Alabama Property.   Effective January 1, 2007, the term of the lease with United Development of the Company’s Decatur, Alabama manufacturing facility was again extended until December 31, 2011. Monthly rent for the lease is $8,663, plus the payment of certain expenses and taxes. The Company believes that the terms of this lease are comparable to those available in the market for real estate in Decatur, Alabama.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Company’s Audit Committee, which is comprised of independent members of the Board of Directors, is responsible under its charter for reviewing and approving “related person transactions,” as those terms are defined by the SEC, for potential conflict of interest situations on an ongoing basis, unless such duty has been delegated to another committee of the Board of Directors consisting solely of independent directors. The Company’s Audit Committee generally does not pre-approve matters involving executive compensation or related party transactions not required to be disclosed under Item 404 of Regulation S-K.

If the Company were to consider entering into a related person transaction, management would report such transaction to the Audit Committee at an Audit Committee meeting. After review, the Audit Committee would approve or disapprove such transaction. In reviewing, approving or ratifying related person transactions, the Audit Committee is responsible for obtaining the material facts of the related person transaction, reviewing whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and considering such factors as it deems appropriate.

PROPOSAL NO. 2
AMENDMENT OF THE COMPANY’S
2003 EQUITY INCENTIVE PLAN

Effective June 4, 2003, the Company adopted the 2003 Equity Incentive Plan (the “Plan”). On March 22, 2007, the Board of Directors, subject to shareholder approval, amended the Plan. The purpose of the proposed amendment is to increase the number of shares issuable under the Plan from 500,000 shares to 1,250,000 shares. The Plan is intended to benefit the Company by offering equity-based incentives to certain of the Company’s executives and employees, thereby giving them a permanent stake in the growth and long-term success of the Company and encouraging the continuance of their involvement with the Company’s businesses. The following is a summary description of the Plan and is qualified in its entirety by reference to the full text of the Plan, which is set forth as Appendix D to this Proxy Statement.

Description of the 2003 Equity Incentive Plan

The Plan will be administered by the Compensation Committee, or another committee consisting of not less than two directors as appointed from time to time by the Board of Directors. Only independent directors may serve on the committee administering the Plan (hereinafter, the “Committee”). Subject to the express provisions of the Plan, the Committee has the authority to interpret and construe the Plan and to adopt rules and regulations for administering the Plan. Such powers of the Committee include, except as otherwise provided in the Plan, exclusive authority to select the employees or determine classes of employees to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to eligible employees, and to determine the time when awards will be granted. The Committee in its discretion may grant awards in exchange for any or no consideration, including without limitation cash.

Executives and other employees of the Company (including directors and officers) who (i) are employed full time or part time by the Company or its subsidiaries on a salaried basis and (ii) are selected on the basis of such criteria as the Committee may determine, are eligible to participate in the Plan. Employees who participate in other incentive or benefit plans of the Company or any of its subsidiaries may also participate in the Plan.

The maximum number of shares of Common Stock, in the aggregate, that may be delivered in payment or in respect of stock issued under the Plan was originally 500,000 shares, subject to adjustments for stock splits, stock dividends, mergers, consolidations, and similar transactions as provided in the Plan. Currently, 9,645 shares of Common Stock remain available for issuance under the Plan. If the amendment is approved, a total of 759,645 shares of Common Stock will be available under the Plan, subject to adjustments for stock splits, stock dividends, mergers, consolidations, and similar transactions as provided in the Plan. Such shares may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. Any share subject to a Plan award that for any reason is not delivered, due to forfeiture or for any other reason, may again be subject to an award subsequently granted under the Plan. As of April 27, 2007, the closing price of the Company’s Common Stock on the Nasdaq Capital Market was $5.20.

Two types of award may be granted to eligible participants under the Plan, restricted shares (“Restricted Shares”) or other stock awards (“Other Stock Awards”). Restricted Shares are shares of Common Stock awarded subject to restrictions and to possible forfeiture upon the occurrence of specified events. Such restrictions may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber shares while such shares are subject to other restrictions imposed under the Plan. If so determined by the Committee at the time of an award of Restricted Shares, the lapse of restrictions on, and the events that trigger a partial or total forfeiture of, Restricted Shares may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Following a Restricted Share award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Shares shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Shares shall be issued or delivered to the participant.

Restricted Share awards shall be effective upon execution of the applicable Restricted Share agreement by the Company and the Participant. As of the effective date of the Restricted Share award, the Participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

Other Stock Awards are awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock. The Committee shall determine the form, terms and conditions, if any, of any Other Stock Awards made under the Plan. Such awards may include, without limitation, unrestricted stock, nonqualified options, performance shares or stock appreciation rights.

Restricted Shares and Other Stock Awards may be granted to the same Participant as separate awards at or for the same period of time. Under the Plan, the number of Restricted Shares or Other Stock Awards providing for the acquisition of shares of Common Stock for a consideration less than “fair market value” as of the date of grant or exercise of such awards may not exceed 250,000 in the aggregate in any one fiscal year. “Fair market value” of a share of Common Stock of the Company on any date means either (i) the last trading price of the Common Stock on the trading day next preceding such date, except that if the Common Stock is then listed on any national exchange, fair market value shall be the mean between the high and low sales price on the trading day next preceding such date, or (ii) any other value as the Committee may determine appropriate. In addition, the number of Restricted Shares or Other Stock Awards granted to a participant may not exceed 150,000 in the aggregate in any one fiscal year.

Each award shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable. The terms of each type of award need not be identical and the Committee need not treat participants uniformly. The Committee will determine the effect on an award of the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant’s legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder. Except as otherwise provided by the Committee, awards under the Plan are not transferable other than as designated by the participant by will or by the laws of descent and distribution.

The Board of Directors may at any time terminate or from time to time amend or suspend the Plan in any respect; provided, however, that no such amendment shall be made without stockholder approval if stockholder approval of the amendment is at the time required by applicable law, or by the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed. The Plan will remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time, until all shares subject to it have been purchased or acquired according to the Plan’s provisions.

Federal Income Tax Consequences

The following discussion of the Federal income tax consequences of the issuance of awards granted under the Plan is based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date hereof, current regulations adopted and proposed thereunder, and existing administrative rulings and pronouncements of the Internal Revenue Service. It is not intended to be a complete discussion of all of the Federal income tax consequences of the Plan or of all of the requirements that must be met in order to qualify for the described tax treatment. The Plan provides the Company with broad discretion to grant many different types of awards. The discussion below illustrates the Federal income tax consequences of only some of the types of awards the Company is permitted to make under the Plan. Depending on the type of award granted under the Plan, the Federal income tax consequences to the Company and recipients of awards could materially differ from the discussion below. In addition, because the tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances and the type of award granted, each recipient should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to each recipient. No information is provided in the discussion below about state tax laws.

Nonqualified Stock Options.   An option holder will not recognize any taxable income upon the grant of a nonqualified option under the Plan. Generally, an option holder recognizes ordinary taxable income at the time a nonqualified option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

However, if the Company imposes restrictions on the shares that do not permit the recipient to transfer the shares to others and that require the recipient to return the shares to the Company at less than fair market value upon termination of employment (a “risk of forfeiture”), the date on which taxable income (if any) is recognized will be the date on which the stock becomes “freely transferable” or not subject to risk of forfeiture (the “Recognition Date”). In this circumstance, the option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price. If an option holder is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the date on which the fair market value of the shares is determined may similarly be postponed. The IRS regulations have not yet been amended to conform with the most recent changes to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined will be postponed to the earlier of (i) the date six months after the options are granted, or (ii) the first day on which the sale of the shares would not subject the holder to liability under Section 16(b). It is possible that the six month period will instead run from the option holder’s most recent grant or purchase of stock prior to his or her exercise of the option.

Despite this general rule, in the case of a risk of forfeiture, or in the case of holders subject to Section 16(b) (if the Recognition Date is after the date of exercise), then the option holder may make an election pursuant to Section 83(b) of the Code. In this case, the option holder will recognize ordinary taxable income at the time the option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

When an option holder subsequently disposes of the shares of Common Stock received upon exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between the sale price and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the nonqualified option. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

An option holder who pays the exercise price for a nonqualified option, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above.

Any nonqualified options having an exercise price less than the fair market value of the Common Stock at the time such options are granted may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of nonqualified options that fail to comply with the rules of Section 409A.

Incentive Stock Options.   An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

An option holder will recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a “disqualifying disposition” will be taxable as long-term capital gain. A “disqualifying disposition” means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder. The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount actually realized on the disposition over (b) the option exercise price, will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the optionee’s holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the optionee is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

The tax result may change if (a) the Company imposes restrictions on the shares which do not permit the recipient to transfer the shares to others and which require the recipient to return the shares to the Company at less than fair market value upon termination of employment, or (b) the recipient is an officer or director of the Company subject to Section 16(b). In the case of a disqualifying disposition of shares acquired pursuant to the exercise of such an incentive stock option, the date on which the fair market value of the shares is determined may be postponed, and the tax consequences will be similar to the treatment that applies to shares acquired pursuant to nonqualified options granted under the Plan, including the ability to make a Section 83(b) election, as described above.

In general, in the year an incentive stock option is exercised, the holder must include the excess of the fair market value of the shares issued upon exercise over the exercise price in the calculation of alternative minimum taxable income. The application of the alternative minimum tax rules for an option holder subject to Section 16(b) or who receives shares that are not “substantially vested” are more complex and may depend upon whether the holder makes a Section 83(b) election, as described above.

The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the holder, provided the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is timely provided to the option holder and filed with the IRS.

Stock Appreciation Rights.   A recipient of a SAR will not be considered to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of a SAR, the holder will have ordinary income equal to the cash received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

To the extent that a SAR is settled in cash or is granted at a price that is less than the fair market value of the Common Stock on the date of grant, such SAR should be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of a SAR that fails to comply with the rules of Section 409A.

Restricted Stock and Performance Shares.   The recipient of restricted stock or performance shares will generally not recognize income at the time that shares subject to such restrictions are issued, unless a section 83(b) election (described below) is made. Absent a section 83(b) election, recipients of restricted shares will recognize income at the time the restrictions are removed from the shares. In such event, recipients will recognize ordinary compensation income on the date the restrictions are removed in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares. The tax basis in the shares with respect to which restrictions are removed will be equal to the sum of the amount paid for such shares plus the amount of ordinary compensation income recognized by the recipient. The holding period for such shares for purposes of determining whether any capital gain or loss is short term or long term will begin just after the restrictions are removed (absent a Section 83(b) election).

Recipients will generally recognize capital gain or loss on a sale or exchange of the shares. The gain or loss will equal the difference between the proceeds received and the adjusted tax basis in the shares. The gain or loss recognized on a sale or exchange of the shares will be long-term capital gain or loss if the shares are held for more than one year. The deductibility of capital losses is subject to limitation.

If a recipient makes a section 83(b) election with respect to the shares, the recipient will recognize ordinary compensation income at the time the shares are issued and not when the restrictions are removed from such shares. In such event, the tax basis in the shares would equal their fair market value on the date issued, and the holding period for the shares would begin just after such date. However, if a section 83(b) election is made and any shares are forfeited, a recipient will not be entitled to recover any of the taxes paid in connection with the 83(b) election described above, nor will the recipient receive any capital loss. The advisability of making a section 83(b) election will depend on various factors and each recipient’s individual circumstances. Recipients are urged to consult with his or her own tax advisors regarding whether, where and how to make a section 83(b) election. Recipients who decide to do so must make a section 83(b) election no later than the thirtieth day following the issuance of the shares and, once made, such election generally would be irrevocable by a recipient.

Any distributions that the Company makes in respect of the shares will be treated as a dividend, taxable to recipients as ordinary income, to the extent it is paid out of the Company’s current or accumulated earnings and profits. If the distribution exceeds the Company’s current or accumulated earnings and profits, such excess will be treated first as a tax-free return of the recipient’s investment, up to the recipient’s basis in the shares. Any remaining excess will be treated as capital gain. The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by recipients. The Company will report the income on a Form W-2 or 1099, whichever is applicable, and will recognize a deduction in such amount.

Restricted stock and performance shares may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of restricted stock or performance shares that fail to comply with the rules of Section 409A.

Common Stock.   A person who receives an award of Common Stock generally will have taxable income at the time the shares are received (i) in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares, if the Common Stock is not subject to restrictions, or (ii) as described in the preceding paragraph for restricted stock, if they are subject to restrictions. The tax treatment of a stock award that consists of other rights will depend on the provisions of the award. It may be immediately taxable if there are no restrictions on the receipt of the cash or other property that the stock award represents, or the tax consequences may be deferred if the receipt of cash or other property for the stock award is restricted, or subject to vesting or performance goals. In those situations in which a participant receives property subject to restrictions, the participant may wish to make a Section 83(b) election, as described above. At the time that the holder of the stock award has ordinary income, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

An award of Common Stock may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on an award of Common Stock that fails to comply with the rules of Section 409A.

The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote on the proposal to amend the Plan is required to amend the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL NO. 2.

OTHER MATTERS

Voting Procedures

The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. A quorum, consisting of a majority of shares of all stock issued, outstanding and entitled to vote at the Meeting, will be required to be present in person or by proxy for consideration of the proposal to elect directors. If a quorum is not present, a vote of a majority of the votes properly cast will adjourn the Meeting.

The nominees for director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected directors of the Company. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve the amendment to the 2003 Equity Incentive Plan.

Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against the proposal to amend the 2003 Equity Incentive Plan, even though the stockholder so abstaining may intend a different result.

Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum and will not be voted in the election of directors or on the proposal to adopt the 2003 Equity Incentive Plan. Shares of Common Stock held of record by brokers who return a signed and dated proxy but who fail to vote (a “broker nonvote”) on the election of directors or on the proposal to amend the 2003 Equity Incentive Plan will count toward the quorum but will have no effect on the proposals not voted.

Reporting Under Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10 percent of the Company’s Common Stock to file initial reports of their ownership and changes in ownership of the Company’s Common Stock with the SEC. Based solely on the Company’s review of the copies of such reports it has received and written representations from certain reporting persons, the Company believes that each person who was required to file such reports complied with the applicable filing requirements during 2006, except that Mr. R. Jeffrey Bailly, the Company’s President and Chief Executive Officer and Chairman of the Board of Directors, filed a Form 4 on June 12, 2006 to report the issuance to Mr. Bailly on January 1, 2007 of 25,000 shares of the Company’s Common Stock, which issuance was authorized by the Company’s Board of Directors on April 26, 2006.

Other Proposed Action

The Board of Directors knows of no matters that may come before the Meeting other than those discussed above. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment and applicable laws and regulations.

Stockholder Communications

Stockholders may contact the Board of Directors of the Company by writing to them c/o Investor Relations, UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833. All communications directed to the Board will be delivered to the Board of Directors.

Stockholder Proposals and Recommendations for Director

Stockholder proposals for inclusion in the Company’s proxy materials for the Company’s 2008 Annual Meeting of Stockholders must be received by the Company no later than December 28, 2007. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission and the Company’s By-laws relating to stockholder proposals.

Stockholders who wish to make a proposal at the Company’s 2008 Annual Meeting other than one that will be included in the Company’s proxy materials should notify the Company no later than March 14, 2008. If a stockholder who wishes to present such a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

Stockholders may make recommendations to the Board of Directors of candidates for its consideration as nominees for director at the Company’s 2008 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Board of Directors, c/o Secretary, UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation has beneficially owned 5% or more of the Company’s Common Stock for at least one year. The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with these procedures or in the Company’s Bylaws.

Incorporation By Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled “Report of the Audit Committee” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to Investor Relations, UFP Technologies, Inc. at 172 East Main Street, Georgetown, Massachusetts 01833.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

Appendix A

UFP TECHNOLOGIES, INC.

Charter of the Compensation Committee
of the Board of Directors

I.                 PURPOSE

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of UFP Technologies, Inc., a Delaware corporation (the “Company”) shall have overall responsibility with respect to designing, approving and evaluating executive compensation for the Company and shall have authority to review and approve such other compensation matters as the Committee deems appropriate.

II.                                   COMPOSITION

The Compensation Committee shall consist of not less than three directors appointed by resolution of the Board and shall serve at the discretion of the Board. All directors on the Committee shall satisfy the requirements from time to time in effect of (A) Section 162(m) of the Internal Revenue Code of 1986, as amended, for “outside directors,” (B) Section 16 of the Securities Exchange Act of 1934, as amended, for “nonemployee directors,” and (C) the requirements of the Nasdaq Stock Market or such other stock market on which the Company’s securities may be listed for “independent directors.”

The Committee’s chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the Committee. The Committee may form and delegate authority to sub-committees when it deems appropriate, but authority for decisions with respect to the CEO’s compensation cannot be delegated to an individual member (including the chairman).

III.                              FUNCTIONS AND AUTHORITY

The operation of the Committee will be subject to the provisions of the Bylaws of the Company, as in effect from time to time, and to Section 141 of the Delaware General Corporation Law.

The functions and authority of the Committee will include, but not be limited to:

1.                the review and approval, for each officer of the Company who is a “named executive officer” as defined in Item 402(a) of Regulation S-K (collectively, “Named Executive Officers”), and for such other senior officers of the Company as the Committee deems appropriate:

(i)             the annual base salary level;

(ii)         bonus and other annual incentives;

(iii)     options, equity grants, non-qualified retirement plans and other long-term incentives;

(iv)       employment agreements, severance  and retention arrangements, and change in control provisions/agreements, in each case to the extent applicable; and

(v)           any other perquisites or supplemental benefits, other than those available generally to salaried employees and other than those that are individually less than $5,000 or less than $10,000 in the aggregate.

2.                the evaluation of the performance of the Chief Executive Officer (“CEO”), the other Named Executive Officers and such other senior officers as the Committee may deem appropriate, it being understood that any such evaluation, other than that of the CEO, may be based upon an evaluation of such officer by the CEO or such other supervising officer or officers as appropriate. With respect to the performance evaluation and compensation of the CEO, the Committee will seek input from the Board before making its final decision;

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3.                the annual review and discussion with the CEO and Chief Financial Officer of the Compensation Discussion and Analysis and the issuance of a report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”) for inclusion in the Company’s applicable filings with the SEC;

4.                the authority to hire, at the Committee’s discretion, an independent consultant, accountant, legal advisor or other advisors on matters of executive compensation, and to appropriate Company funds as needed with respect thereto;

5.                the oversight of the administration of, and approval of the grants and terms of any grants of options or other equity awarded under the Company’s stock option and restricted stock and other equity-based compensation plans;  and

6.                the recommendation of compensation for the Company’s Board of Directors and each Committee thereof for review and approval by the Board.

IV.                                MEETINGS

The Committee will hold meetings, and may meet in executive session, as and when the Committee deems appropriate. The Committee may meet by telephone or video conference and may take action by written consent. A majority of the members of the Committee, or a duly appointed subcommittee thereof, shall constitute a quorum.

V.         MINUTES AND REPORTS

Minutes of each Committee meeting will be kept and distributed to each member of the Committee and made available to other members of the Board of Directors. The Committee will report to the Board whenever so requested by the Board and as the Committee deems necessary.

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Appendix B

UFP TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors
on March 22, 2007

I.          PURPOSE

The primary functions of the Audit Committee (the “Committee”) are to assist the Board of Directors of UFP Technologies, Inc. (the “Company”) with the oversight of (i) the Company’s accounting and financial reporting processes and audits of the Company’s financial statements and (ii) the qualifications, independence, appointment, retention, compensation and performance of the Company’s registered public accounting firm.

The term “registered public accounting firm” as used herein shall mean any public accounting firm registered with the Public Company Accounting Oversight Board (the “Accounting Board”) under Section 102 of the Sarbanes-Oxley Act of 2002 that performs the auditing function for the Company.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits, to establish and maintain disclosure controls and procedures and internal controls over financial reporting, or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company’s registered public accounting firm.

II.                                   COMPOSITION AND INDEPENDENCE

The Committee shall consist of three or more directors of the Company. The members on the Committee shall meet the independence and other qualification requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations thereunder and the applicable rules of the stock exchange or stock market on which the Company’s securities are traded or quoted, subject to any permitted exceptions thereunder. At least one of the Committee members must satisfy the financial sophistication requirements of the listing standards of the Nasdaq Stock Market, and the Committee shall use diligent efforts to assure that at least one member qualifies as an “audit committee financial expert,” as defined by rules of the Securities and Exchange Commission (“SEC”).

Committee members, including the chairperson, shall be elected by the Board at the annual meeting of the Board of Directors. Members shall serve until their successors shall be duly elected and qualified.

III.                              MEETINGS AND PROCEDURES

The Audit Committee shall meet at least once every fiscal quarter. The Committee may request that members of management, representatives of the registered public accounting firm and others attend meetings and provide pertinent information, as necessary. In order to foster open communications, the Committee shall meet at such times as it deems appropriate or as otherwise required by applicable law, rules or regulations in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company’s By-laws, unless otherwise stated by resolution of the Board of Directors.

IV.                                RESPONSIBILITIES AND DUTIES

A.   General Matters

1.                The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention (including termination) and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The registered public accounting firm shall report directly to and be accountable to the Committee.

2.                To the extent required by applicable law, rules and regulations, the Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) permitted to be provided by the Company’s registered public accounting firm contemporaneously with the audit, subject to certain de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which shall be approved by the Committee prior to the completion of the audit.

3.                The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding to be provided by the Company for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any independent counsel and other advisers retained to advise the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.                The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees authority to perform specific functions, including without limitation pre-approval of audit and non-audit services, to the extent permitted by applicable law, rules and regulations.

B.   Oversight of the Company’s Relationship with the Auditors

With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

1.                On an annual basis, review and discuss all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm’s continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with the Accounting Board independence standards as then in effect) delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact the objectivity and independence of the registered public accounting firm; (iii) review the registered public accounting firm’s statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company’s annual proxy statement; (iv) satisfy itself as to the registered public accounting firm’s independence; and (v) obtain and review a report by the registered public accountants describing their internal quality control procedures and any material issues raised by the most recent internal quality review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years and any steps taken to deal with such issues.

2.                Ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners as required by applicable law, rules and regulations.

3.                Establish clear hiring policies for employees or former employees of the registered public accounting firm proposed to be hired by the Company that meet applicable SEC regulations and stock exchange listing standards. In addition, on an annual basis, confirm that the registered public accounting firm is not disqualified from performing any audit service for the Company due to the fact that any of the Company’s chief executive officer, chief financial officer, controller, chief accounting officer (or a person serving in an equivalent position) was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit of the current year’s financial statements.

4.                Establish with the registered public accounting firm, the scope and plan of the work to be performed by the registered public accounting firm as part of the audit for the fiscal year.

C.   Financial Statements and Disclosure Matters

With respect to the Company’s financial statements and other disclosure matters, the Committee shall:

1.                Review and discuss with management and the registered public accounting firm the Company’s quarterly financial statements.

2.                Review and discuss with management and the registered public accounting firm, the Company’s annual audited financial statements and the report of the registered public accounting firm thereon.

3.                If and when applicable, review and discuss with management the policies and practices of the Company with respect to (i) the use of non-GAAP financial measures (as defined in SEC rules) included in any periodic or other reports filed with the SEC, (ii) the use of non-GAAP financial measures in any public release of material information, whether by press release or otherwise, and (iii) the reconciliation of non-GAAP financial measures with the most directly comparable GAAP financial measures and other disclosures relating to non-GAAP financial measures required under SEC rules.

4.                Review and discuss all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations that are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under Section 13(a) of the Exchange Act and filed with the SEC.

5.                Review and discuss all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that have or are reasonably likely to have a current or future effect on financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources, which are required to be disclosed in response to Item 303, Management’s Discussion and Analysis of Financial Condition and Results of Operation, of Regulation S-K.

6.                Discuss with management and the registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any judgments about the quality, appropriateness and acceptability of the Company’s accounting principles, clarity of financial statement disclosures, significant changes in the Company’s selection or application of accounting principles and any other significant changes to the Company’s accounting principles and financial disclosure practices that are suggested by the registered public accounting firm or management.

7.                Review with management, the registered public accounting firm, and the Company’s counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

8.                The review and discussions hereunder with respect to audits performed by the registered public accounting firm shall include the matters required to be discussed by the Accounting Board auditing standards then in effect. These matters would include the auditor’s responsibility under generally accepted auditing standards, the Company’s significant accounting policies, management’s judgments and accounting estimates, significant audit adjustments, the auditor’s responsibility for information in documents containing audited financial statements (e.g., MD&A), disagreements with management, consultation by management with other accountants, major issues discussed with management prior to retention of the auditor and any difficulties encountered in the course of the audit work.

9.                Receive and review all other reports required under the Exchange Act to be provided to the Committee by the registered public accounting firm including, without limitation, reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

10.         Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company’s annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company’s annual report on Form 10-K filed with the SEC.

11.         Prepare the Audit Committee report required by the SEC to be included in the Company’s annual proxy statement and any other Committee reports required by applicable laws, rules and regulations.

D.   Internal Controls and Compliance Matters

With respect to the Company’s internal controls over financial reporting and compliance matters:

1.                When applicable, review and assess any disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.                When applicable, review and discuss with management and the registered public accounting firm any major issues as to the adequacy of the design or operation of the Company’s internal controls over financial reporting, any special steps adopted in light of significant deficiencies or material weaknesses therein and the adequacy of disclosures about changes in internal controls over financial reporting.

3.                When applicable, review and discuss with management and the registered public accounting firm management’s annual assessment of the Company’s internal controls over financial reporting and the registered public accounting firm’s attestation report thereon.

4.                Establish and review procedures within the time period required by applicable law, rules and regulations for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

E.   Other Miscellaneous Matters

The Committee shall also have responsibility to:

1.                Review and discuss the Company’s practices regarding earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

2.                Review and discuss all corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

3.                Review and approve all related-party transactions (i.e., those transactions required to be disclosed in response to Item 404 of Regulation S-K) for potential conflict of interest situations on an ongoing basis, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

4.                If required by applicable law, rules or regulations, review and approve (i) the adoption of and any change to or waiver of the Company’s codes of business conduct and ethics applicable to directors, senior financial officers (including the principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions) or employees, and (ii) any disclosure made in the manner permitted by SEC rules that is required to be made regarding such change or waiver, unless these duties are otherwise delegated to another qualified committee of the Board of Directors.

5.                Review and discuss with management and the registered public accounting firm the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures (including management’s risk assessment and risk management policies).

6.                Review with management and the registered public accounting firm the sufficiency in number and the quality of financial and accounting personnel of the Company.

7.                Review and reassess the adequacy of this Charter annually and recommend to the Board any changes or amendments the Committee deems appropriate.

8.                Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

Appendix C

UFP TECHNOLOGIES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

Adopted by the Board of Directors
on March 22, 2007

Introduction

UFP Technologies, Inc. (the “Company”) is committed to conducting its business activities as a good corporate citizen with honesty and integrity and in compliance with all laws, rules and regulations applicable to it. This Code of Business Conduct and Ethics (the “Code”) covers a wide range of business practices and procedures and sets out basic principles to guide all directors, officers and employees of the Company.

The Code should be read in conjunction with the other policies and procedures that the Company has established from time to time, including but not limited to its Code of Ethics for Chief Executive Officer and Senior Financial Officers (attached herein) and its Complaint Procedures for Accounting and Auditing Matters. All of our employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. The Code should also be provided to and followed by the Company’s agents and representatives, including consultants.

If a law conflicts with a policy in this Code, you must comply with the law. If you have any questions about these conflicts, you should ask your supervisor how to handle the situation.

Those who violate the standards in this Code will be subject to disciplinary action, up to and including termination of employment. If you are in a situation which you believe may violate or lead to a violation of this Code., follow the guidelines described in Section 17 of this Code.

1.   Compliance with Laws, Rules and Regulations

The Code cannot and is not intended to cover every applicable law, rule or regulation, or provide answers to all questions that may arise. Obeying the law, both in letter and in spirit, is the foundation on which this Company’s ethical standards are built. All employees must respect and obey the laws of the cities, states, countries and towns in which we operate. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

If requested, from time to time the Company will hold information and training sessions to promote compliance with laws, rules and regulations, including insider-trading laws.

2.   Conflicts of Interest

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, employees and their family members may create conflicts of interest. It is a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connections with our customers, suppliers or competitors, except on our behalf. Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with either a Vice President or the Company’s President and CEO. Any employee, officer or director who becomes aware of a conflict, or potential conflict, should bring it to the attention of a supervisor, manager or other appropriate personnel, or consult the procedures described in Section 17 of this Code of Conduct and Ethics.

3.   Insider Trading

Employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. In order to assist with compliance with laws against insider trading, the Company has adopted a specific policy governing employees trading in securities of the Company. This policy has been distributed to every employee. If you have any questions, please call the Company’s Chief Financial Officer.

4.   Corporate Opportunities

Employees, officers and directors are prohibited from taking for themselves personally, opportunities that are discovered through the use of corporate property, information or position without the consent of the Board of Directors. No employee may use corporate property, information, or position for improper personal gain, and no employee may compete with the Company directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises

5.   Competition and Fair Dealing

We seek to outperform our competition fairly and honestly. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee should endeavor to respect the rights of and deal fairly with the Company’s customers, suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice(s).

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff, and (5) does not violate any laws or regulations. Please discuss with your supervisor any gifts or proposed gifts which you are not certain are appropriate.

6.   Discrimination and Harassment

The diversity of the Company’s employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances.

7.   Health and Safety

The Company strives to provide each employee with a safe and healthy work environment. Each employee has a responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs or alcohol in the workplace will not be tolerated.

8.   Record-Keeping

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. For example, only the true and actual number of hours worked will be reported.

Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or your controller.

All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions, and must conform both to applicable legal requirements and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets shall not be maintained unless permitted by applicable law or regulation.

Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult the Chief Financial Officer.

9.   Confidentiality

Employees must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by the Company’s Chief Financial Officer or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. It also includes information that suppliers and customers have entrusted to us. Confidential information should not be used for personal advantage. The obligation to preserve confidential information continues even after employment ends. In connection with this obligation, every employee shall have executed a confidentiality agreement when he or she began his or her employment with the Company or at any future time at the discretion of the Company.

10.   Protection and Proper Use of Company Assets

All employees will endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. Any suspected incident of fraud or theft will be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

The obligation of employees to protect the Company’s assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.

All Company-provided equipment, software and communication systems, including without limitation voice mail, e-mail, Internet, file folders and personal computer systems, are the property of the Company and as such are provided to employees for business purposes only. The review, transmission, retrieval or storage of offensive, obscene or other inappropriate material via the Company’s computing and communication systems, including the Internet and electronic mail, is strictly prohibited. The use of the Company’s e-mail system to send offensive or inappropriate statements, make solicitations or divulge confidential information is also prohibited.

All communications made via Company property are considered records and property of the Company. The Company reserves the right, in compliance with applicable laws, to monitor, access, copy, modify, disclose or delete the contents of messages sent or received over its systems, including Internet points of contact.

11.   Payments or Gifts to Government Personnel

Payments or gifts to government officials and employees are especially sensitive areas. To the extent that you have reason to deal with officials of or any employees of federal, state, municipal, public authorities or foreign officials, it is extremely important to avoid even the appearance of impropriety. Failure in this regard can result in the loss of business, as well as damaging publicity for the Company and its employees. U.S. Federal Regulations prohibit government employees from accepting gifts or entertainment in any form from any contractor or vendor doing (or seeking to do) business with the government. Federal law prohibits gifts to such persons given with intent to influence the individual in the performance of an official act. State and local governments, as well as foreign governments, may have similar rules. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense.

In addition, it is a federal offense under the Foreign Corrupt Practices Act to offer, pay, promise or authorize the payment of anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

Before taking any action that might violate this policy, employees should discuss the proposed action with the Company’s Chief Financial Officer who can provide guidance to you in this area.

12.   Where to Find More Information

The Code is a summarized version of many policies and laws and does not cover all situations. Any questions of applicability or interpretation should be addressed to your supervisors, managers or other appropriate personnel. Employees should also refer to other policies of the Company in effect from time to time.

13.   How to Report Illegal or Unethical Behavior

Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct. Employees must read the Company’s Complaint Procedures for Accounting and Auditing Matters, which describes the Company’s procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. Any employee may submit a good faith concern regarding questionable accounting or auditing matters without fear of dismissal or retaliation of any kind.

14.   Responding to Improper Conduct

If an employee violates this Code, he or she will be subject to disciplinary action. Supervisors and managers of a disciplined employee may also be subject to disciplinary action for their failure to oversee properly an employee’s conduct or for retaliation against an employee who reports a violation. The Company’s response to misconduct will depend upon a number of factors, including whether the improper behavior involved illegal conduct. Disciplinary action may include, but is not limited to, reprimands, warnings, probation, suspension, demotion, reassignment, reduction in salary or immediate termination. Employees should be aware that certain actions and omissions prohibited by the Code might be crimes that could lead to individual criminal prosecution and, upon conviction, to fines and imprisonment.

15.   Condition of Employment or Service

Compliance with this Code shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with this Code shall constitute grounds for disciplinary action, up to and including termination of employment. This Code does not in any way constitute an employment contract or an assurance of continued employment. Employees are employees at will. This Code is for the sole and exclusive benefit of the Company and may not be used or relied upon by any other party. The Company may modify or repeal the provisions of this Code or adopt a new Code at any time it deems appropriate, with or without notice.

16.   Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code for executive officers or directors may be made only by the Board or, if permitted by applicable rules, a Board committee, and will be promptly disclosed as required by law or stock exchange or stock market rules.

17.   Compliance Procedures

We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know if a violation has occurred. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

•       Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.

•       Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

•       Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

•       Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is your supervisor’s responsibility to help solve problems.

•       Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor or where you do not feel comfortable approaching your supervisor with your question, discuss it locally with your plant manager or the Company’s corporate Human Resources manager.

•       You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

•       Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

CODE OF ETHICS FOR
CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL OFFICERS

UFP Technologies, Inc. (the “Company”) has a Code of Business Conduct and Ethics applicable to all directors and employees of the Company. The Chief Executive Officer (“CEO”) and all senior financial officers, including the Chief Financial Officer and principal accounting officer, are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. In addition to the Code of Business Conduct and Ethics, the CEO and senior financial officers are subject to the following additional specific policies:

1.     The CEO and all senior financial officers are responsible for full, fair, accurate, timely, relevant and understandable disclosure in the reports and documents that the Company files with, or submits to, government agencies, including the Securities and Exchange Commission (the “SEC”), and in other public communications. Accordingly, it is the responsibility of the CEO and each senior financial officer promptly to bring to the attention of the Board of Directors any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Board of Directors in fulfilling its responsibilities.

2.     The CEO and each senior financial officer shall promptly bring to the attention of the Board of Directors and the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

3.     The CEO and each senior financial officer shall promptly bring to the attention of the legal counsel and to the Audit Committee any information he or she may have concerning any violation of the Company’s Code of Business Conduct and Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

4.     The CEO and each senior financial officer shall comply with applicable laws, rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies, affecting the Company’s business and its conduct in business matters. He or she shall promptly bring to the attention of the legal counsel and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of violation of the Code of Business Conduct and Ethics or of these additional procedures.

5.     The CEO and each senior financial officer shall, in all matters affecting the Company’s business, act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing his/her judgment to be subordinated. He or she shall respect the confidentiality of his/her work for the Company except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of his/her work for the Company shall not be used for personal advantage. He or she shall also achieve responsible use of and control over all Company assets and resources employed or entrusted to him/her.

6.    The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Code of Business Conduct and Ethics or of these additional procedures by the CEO and the Company’s senior financial officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Business Conduct and Ethics and to these additional procedures, and shall include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board) and termination of the individual’s employment. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

Appendix D

UFP TECHNOLOGIES, INC.

2003 EQUITY INCENTIVE PLAN
(as amended on March 22, 2007)

1.     Statement of Purpose.   The purpose of this 2003 Equity Incentive Plan  (the “Plan”) is to benefit UFP TECHNOLOGIES, INC. (the “Company”) through the maintenance and development of its businesses by offering equity-based incentives to certain present and future executives and other employees who are in a position to contribute to the long-term success and growth of the Company, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company and/or its subsidiaries.

2.     Administration of the Plan.

(a)   Board or Committee Administration.   The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”) or such other committee thereof consisting of such members (not less than two) of the Board as are appointed from time to time by the Board (the “Compensation Committee”), each of the members of which, at the time of any action under the Plan, shall be (i) a “non-employee director” as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from Section 16(b) of the Act), (ii) an “outside director” as then defined under Section 162(m) of the Internal Revenue Code and (iii) an “independent director” as then defined under the rules of the Nasdaq Stock Market (or meeting comparable requirements of any stock exchange on which the Company’s Common Stock may then be listed). Hereinafter, all references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed. The Committee shall have all necessary powers to administer and interpret the Plan. Such powers of the Compensation Committee include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the employees or determine classes of employees to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to eligible employees, and to determine the time when awards will be granted. The Compensation Committee may take into consideration recommendations from the appropriate officers of the Company with respect to making the foregoing determinations as to Plan awards, administration, and interpretation. The Committee shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee’s interpretations of the Plan and all action taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any director or employee of the Company or any Subsidiary.

(b)   Committee Actions.   The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(c)   Performance-based Compensation.   The Board, in its discretion, may take such action as may be necessary to ensure that Awards granted under the Plan qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code and applicable regulations promulgated thereunder.

3.     Eligibility.   Participation in the Plan shall be limited to executives or other employees (including officers and directors who are also employees) of the Company and its Participating Subsidiaries selected on the basis of such criteria as the Committee may determine. Employees who participate in other incentive or benefit plans of the Company or any Subsidiary may also participate in this Plan. As used herein, the term “employee” shall mean any person employed full time or part time by the Company or a Subsidiary on a salaried basis, and the term “employment” shall mean full-time or part-time salaried employment by the Company or a Subsidiary.

4.     Shares Subject to the Plan.   The shares that may be delivered in payment or in respect of stock issued under the Plan shall not exceed in the aggregate 1,250,000 shares of common stock of the Company (“Common Stock”)  subject to adjustment as provided in Section 8.  Any share subject to a Plan award which for any reason is not delivered, due to forfeiture or for any other reason, may again be subject to an award subsequently granted under the Plan.

5.     Awards.   Awards granted to employees under the Plan may be either restricted shares or other stock awards. Restricted shares (“Restricted Shares”) are shares of Common Stock awarded subject to restrictions and to possible forfeiture upon the occurrence of specified events. Other stock awards (“Other Stock Awards”) are awards in such form as the Committee may determine that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock.  Restricted Shares and Other Stock Awards, may be granted to the same Participant as separate awards at or for the same period of time under terms whereby the issuance of shares or payment under one award has no effect on any other award.  In no event shall the number of Restricted or Other Stock Awards granted to any Participant in any Fiscal Year exceed 150,000. In addition, in no event shall the number of Restricted or Other Stock Awards providing for the acquisition of shares of Common Stock for a consideration less than Fair Market Value as of the date of grant or exercise of such awards granted to all Participants in any Fiscal Year exceed 250,000.  For this purpose, Fair Market Value may be determined as of a date not more than two trading days prior to the date of grant or exercise in order to facilitate compliance with the reporting requirements under Section 16 of the Act.

6.     Restricted Shares.   Restricted Share awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon  (which may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber  shares while such shares are subject to other restrictions imposed under this Section 6), the duration of such restrictions; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Shares in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Shares, the lapse of restrictions on Restricted Shares may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Restricted share awards shall be effective upon execution of the applicable Restricted Share agreement by the Company and the Participant. Following a Restricted Share award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Shares shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Shares shall be issued or delivered to the Participant. From the date a Restricted Share award is effective, the Participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

7.     Other Stock Awards.   The Committee shall have the authority in its discretion to grant to eligible Participants such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, or shares awarded without restrictions or conditions. The Committee shall determine the terms and conditions, if any, of any Other Stock Awards made under the Plan.

8.     Dilution and Other Adjustments.   Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Plan awards and authorizations, in (i) the maximum number or kind of shares issuable or awards which may be granted under the Plan, (ii) the maximum number, kind or value of any Plan awards which may be awarded or paid in general or to any one employee or to all employees in a Fiscal Year, (iii) the performance-based events or objectives applicable to any Plan awards, (iv) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Committee, or (v) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

9.     Miscellaneous Provisions.

(a)   The holder of a Plan award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, certificates for shares of Common Stock are issued in respect of such award.

(b)   Except as the Committee shall otherwise determine in connection with determining the terms of awards to be granted or shall thereafter permit, no Plan award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Plan award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

(c)   All Restricted Shares granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the Plan and applicable law) in addition to those provided for herein as the Committee shall approve.

(d)   No shares of Common Stock shall be issued, delivered or transferred upon exercise or in payment of any award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Committee and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company’s Common Stock may, at the time, be listed. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

(e)   The Company shall have the right to require, as a condition of the distribution of awards in Common Stock, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any federal, state, or local taxes  which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld. Notwithstanding the foregoing, the Committee may, in its discretion, in connection with the grant of any award of Common Stock, authorize the Company to pay to Participant receiving the award, a cash gross-up payment  in an amount necessary to cover such federal, state or local taxes attributable to such award and to such cash payment.

(f)    No employee or director of the Company or a Subsidiary or other person shall have any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary, it being understood that all Company and Subsidiary employees who have or may receive awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

(g)   Distributions of shares of Common Stock in payment or in respect of awards made under this Plan may be made either from shares of authorized but unissued Common Stock reserved for such purpose by the Board of Directors or from shares of authorized and issued Common Stock reacquired by the Company and held in its treasury, as from time to time determined by the Committee, the Board, or pursuant to delegations of authority from either.

(h)   The costs and expenses of administering this Plan shall be borne by the Company and not charged to any award or to any employee or Participant receiving an award.

(i)    In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

“Act” shall mean the Securities Exchange Act of 1934 as amended from time to time.

“Designated Beneficiary” shall mean the person or persons, if any, last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve.

“Fair Market Value” of a share of Common Stock of the Company on any date shall mean the closing price of the Common Stock on the trading day coinciding with such date, or if not trading on such date, then the closing price as of the next following trading day. If shares of the Common Stock shall not have been traded on any national exchange or interdealer quotation system for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be determined by the Committee in such other manner as it may deem appropriate.

“Fiscal Year” shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986 and regulations thereunder as amended from time to time. References to particular sections of the Internal Revenue Code shall include any successor provisions.

“Participant”  shall mean, as to any award granted under this Plan and for so long as such award is outstanding, the employee to whom such award has been granted.

“Subsidiary” shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization “affiliated” with the Company, that is, directly or indirectly, through one or more intermediaries, “controlling”, “controlled by” or  “under common control with”, the Company.

“Control” for this purpose means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, contract or otherwise.

(j)    This Plan shall be governed by the laws of the Commonwealth of Massachusetts and shall be construed for all purposes in accordance with the laws of said Commonwealth except as may be required by the General Corporation Law of Delaware or by applicable federal law.

10.   Amendments and Termination; Requisite Shareholder Approval.   The Board may at any time terminate or from time to time amend or suspend the Plan in whole or in part in such respects as the Board may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed. The Board shall have the power to amend the Plan in any manner contemplated by Section 10 deemed necessary or advisable for awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Act), to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the Plan, the holder of any award outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Board to any award agreement relating thereto within such reasonable time as the Board shall specify in such request. With the consent of the Participant affected, the Board may amend outstanding agreements evidencing Plan awards in a manner not inconsistent with the terms of the Plan. Notwithstanding anything contained in this Section 10 or in any other provision of the Plan, unless required by law, no action contemplated or permitted by this Section 10 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any award theretofore made under the Plan without the consent of the affected Participant.

11.   Effective Date and Term of Plan.   This Plan was adopted on April 8, 2003. The Plan was amended on February 26, 2007. The Plan was further amended on March 22, 2007 to increase the number of shares issuable under the Plan from 500,000 shares to 1,250,000 shares, subject to ratification by the stockholders of the Company at the Annual Meeting of Stockholders to be held on June 6, 2007. The Plan shall remain in effect, subject to the right of the Board of Directors to further amend or terminate the Plan at any time pursuant to Section 10 hereof, until all shares subject to it shall have been purchased or acquired according to the Plan’s provisions.

PROXY	UFP TECHNOLOGIES, INC.	PROXY

The undersigned hereby appoints R. Jeffrey Bailly and Ronald J. Lataille, and each of them, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the 2007 Annual Meeting of Stockholders of UFP Technologies, Inc. to be held on Wednesday, June 6, 2007, and at any adjournment or adjournments thereof, with all power that the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

This Proxy is solicited on behalf of the Board of Directors as listed herein. It will be voted as directed by the undersigned and if no direction is indicated, it will be voted for the election of the Nominees as Directors.

Continued, and to be signed, on reverse side
(Please fill in the reverse side and mail in enclosed envelope)

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS.

1.                 ELECTION OF DIRECTORS:

NOMINEES: KENNETH L. GESTAL AND THOMAS W. OBERDORF

☐   FOR ALL NOMINEES (except as marked to the contrary)

☐   WITHHOLD AUTHORITY to vote for all nominees

Vote withheld from the following Nominee(s):

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED ABOVE.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

	FOR	AGAINST	ABSTAIN
2. TO AMEND THE 2003 EQUITY INCENTIVE PLAN AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE
AND NOTE AT LEFT	☐

(SIGNATURES SHOULD BE THE SAME AS THE NAME PRINTED HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS, AND OFFICERS OF CORPORATIONS SHOULD ADD THEIR TITLES WHEN SIGNING.)

SIGNATURE:	DATE:
SIGNATURE:	DATE: